UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2008
                                                          --------------

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Maryland                               0-31957             38-0135202
    ---------                              -------             ----------
   (State or Other Jurisdiction          (Commission         (I.R.S. Employer
     of Incorporation)                   File Number)       Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01. Other Events.

     First Federal of Northern Michigan Bancorp, Inc. (Nasdaq: FFNM) (the "Company") announced that its Board of Directors has approved the payment of a regular quarterly cash dividend of $0.05 per share for the quarter ending March 31, 2008. The dividend will be payable to stockholders of record as of March 31, 2008 and will be paid on or about April 18, 2008. The Company has 2,884,249 shares of common stock outstanding.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell company transactions: None

     (d) Exhibits: None






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST FEDERAL OF NORTHERN MICHIGAN
                                     BANCORP, INC.


Date: March 19, 2008                By:  /s/ Michael Mahler
      --------------                     -----------------------------------
                                         Michael Mahler
                                         President and Chief Operating Officer
                                         (Duly Authorized Representative)